SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

               Date of Report:  June 28, 2004

                KIWI NETWORK SOLUTIONS, INC.
   ------------------------------------------------------
   (Exact Name of Registrant as specified in its charter)

         Nevada                                    76-0616468
------------------------                     ------------------------
(State of Incorporation)                     (IRS Employer ID Number)


  2929 East Commercial Blvd. Suite 610, Ft. Lauderdale, FL 33308
  --------------------------------------------------------------
                (Address of Principal Offices)


        Registrant's telephone number: (954) 771-5500
                                      ----------------




Item 5.  Other Events and Regulation FD Disclosure

Effective June 28, 2004, Bradley Ross Wilson resigned as
President and Chairman of the Board of the Company. Such resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective June 28, 2004, the Board of Directors elected
Diego Roca as the Chief Executive Officer and Chairman of the Board of the Company.


Item 7.   Financial Statements and Exhibits.

      Schedule of Exhibits.  The following exhibits are
      --------------------
furnished in accordance with the provisions of Item 601 of Regulation S-B:

None.


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                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:     June 28, 2004       KIWI NETWORK SOLUTIONS, INC.

                              /s/Bradley Wilson
                              -------------------------------
                              By:  Bradley Wilson
                              Its:  President


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